UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/08/2006

Consumers Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  033-79130

Ohio	34-1771400
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

614 East Lincoln Way
PO Box 256
Minerva, Ohio 44657
(Address of principal executive offices, including zip code)

330-868-7701
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 8, 2006, Walter J. Young, age 83, announced his intention to retire as a member of the Board of Directors of Consumers Bancorp, Inc. and Consumers National Bank effective as of the December 2006 Board of Directors meeting. Mr. Young has served as a member of the Board of Directors for 25 years.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consumers Bancorp, Inc.

Date: August 09, 2006	By:	/s/ Steven L. Muckley
Steven L. Muckley
President and Chief Executive Officer